                                                                    Exhibit 10.3

                        1120 AVENUE OF THE AMERICAS, LLC
                              100 Washington Street
                            Newark, New Jersey 07102

                              as of April 18, 2006

World Travel Partners I, LLC
1055 Lenox Park Blvd., Suite 420
Atlanta, Georgia 30319

Health Benefits Direct Corporation
2900 Gateway Drive
Pompano Beach, Florida 33069

     Re:  Sublease, dated as of March 7, 2006 (the "SUBLEASE"), between World
          Travel Partners I, LLC, as sublandlord ("SUBLESSOR") and Health
          Benefits Direct Corporation, as subtenant ("SUBTENANT"), covering a portion of the 7th floor (the "SUBLEASED PREMISES") in the building known as 1120 Avenue of the Americas Avenue, New York, New York (the
          "BUILDING").

Ladies and Gentlemen:

          Reference is made to that certain Office Lease dated as of October 5,
2000, between 1120 Avenue of the Americas Associates, predecessor-in-interest to the current owner of the Building, 1120 Avenue of the Americas, LLC
("LANDLORD"), as landlord, and Sublessor, as tenant (as same has been amended or may hereafter be amended, the "LEASE").

          You have requested Landlord's consent to the proposed Sublease. A copy of the Sublease is annexed hereto and made a part hereof as SCHEDULE A.
Capitalized terms used herein and not otherwise defined in this letter agreement and consent shall have the meanings ascribed to them in the Lease. Landlord hereby consents to Sublessor and Subtenant entering into the Sublease, subject to the following terms and conditions:

          1.   Neither this letter agreement, nor the Sublease, nor any
acceptance of rent by Landlord from Subtenant, shall operate to waive, modify, release or in any manner affect Sublessor's liability under the Lease. Sublessor represents and warrants that (i) the Lease is in full force and effect, (ii) a true and complete copy of the Sublease is attached hereto as SCHEDULE A and
(iii) the Sublease constitutes the complete agreement between Sublessor and
Subtenant with respect to the subject matter thereof. Subtenant represents and warrants to Landlord (i) a true and complete copy of the Sublease is attached hereto as SCHEDULE A and (ii) the Sublease constitutes the complete agreement between Sublessor and Subtenant with respect to the subject matter thereof.

World Travel Partners I, LLC
Health Benefits Direct Corporation

          2.   Except as and to the extent expressly provided in this letter agreement, if, at any time prior to the expiration of the term of the Sublease, the term of the Lease shall terminate or be terminated as a result of any default under the Lease or by operation of law, the Sublease and the term granted thereby shall terminate, and on or prior to the date of such termination of the Sublease, Subtenant, at Subtenant's sole cost and expense, shall quit and surrender the Subleased Premises to Landlord, in the manner and condition required pursuant to the Lease. Sublessor shall give Landlord prompt written notice if the Sublease terminates prior to its stated term.

          3.   lf, at any time prior to the expiration of the term of the
Sublease, the term of the Lease shall terminate or be terminated for any reason,
Subtenant agrees, at the election and upon written demand of Landlord or any other owner or owners of the portions of the Building covered by the Sublease, or of any mortgagee in possession of the Subleased Premises, or of any lessor under any superior lease to which the Lease and the Sublease is subject and subordinate, to attorn from time to time to Landlord or any such owner, mortgagee or superior lessor, upon the then executory terms and conditions set forth in the Sublease for the remainder of the term of the Sublease except that
Landlord or any such owner, mortgagee or superior lessor shall not (a) be liable for any previous act or omission of Sublessor under the Sublease, (b) be subject to any offset, not expressly provided for in the Sublease, which theretofore accrued to Subtenant against Sublessor, or (c) be bound by any previous modification of the Sublease not approved in writing by Landlord or any previous prepayment of more than one month's rent. The provisions of this PARAGRAPH 3 shall (a) inure to the benefit of any such owner, mortgagee or superior lessor,
(b) apply notwithstanding that, as a matter of law, the Sublease may terminate upon the termination of the Lease, and (c) shall be self-operative upon any such written demand, and no further instrument shall be required to give effect to the provisions hereof. Within ten (10) business days after written demand by
Landlord or any such owner, mortgagee or superior lessor, Subtenant agrees to execute, from time to time, instruments reasonably requested by Landlord or any such owner, mortgagee or superior lessor in confirmation of the provisions of this PARAGRAPH 3, in which Subtenant shall acknowledge such attornment and shall confirm the terms and conditions of its tenancy, as set forth in the Sublease.
Nothing contained in this PARAGRAPH 3 shall be construed to impair any right otherwise exercisable by Landlord or any such owner, mortgagee or superior lessor.

          4.   The Sublease is subject and subordinate in all respects to the
Lease and to all of the terms, covenants and conditions thereof, and nothing contained herein shall otherwise limit the rights of Landlord under the Lease or create any direct right of Subtenant against Landlord or with respect to the
Building or the portion thereof covered by the Sublease. In the event that there shall be any conflict between the terms, covenants and conditions of this letter agreement and the terms, covenants and conditions of the Sublease, the terms, covenants and conditions of this letter agreement shall prevail in each instance as between Subtenant and Landlord and as between Sublessor and Landlord.

World Travel Partners I, LLC
Health Benefits Direct Corporation

          5.   Notwithstanding anything contained in the Sublease to the
contrary, Subtenant will not, without the prior written consent of Landlord in each instance, assign the Sublease or this letter agreement, or sublease the
Subleased Premises or any part thereof, except in each case in compliance with the applicable provisions of the Lease and any assignment of the Sublease or further sublease of the Subleased Premises shall be subject to Landlord's right of recapture set forth in the Lease, if any. This letter agreement shall not be construed as a consent by Landlord to, or as permitting, any other or further licensing, subletting or assignment by Sublessor or Subtenant of the Subleased
Premises, or any amendment of the Sublease; PROVIDED, HOWEVER, that Landlord shall not unreasonably withhold or delay its consent to any amendment or modification of the Sublease, nor shall Landlord's consent be required for any termination of the Sublease pursuant to the terms thereof.

          6.   Although a copy of the Sublease has been delivered to Landlord for its information and is attached hereto as SCHEDULE A, Landlord is not a party thereto and is not bound or estopped by its provisions, including, without limitation, any provision purporting to impose any obligation on Landlord.
Except as expressly set forth in this letter agreement, nothing contained herein shall be construed as a consent to, or approval or ratification by Landlord of, any of the particular provisions of the Sublease, as an approval of any work or alterations to be performed in the Subleased Premises, or as a representation or warranty by Landlord.

          7.   Subtenant will use the Subleased Premises for the general and executive offices (including a call center), and for no other purposes.

          8.   No alterations shall be made to the Subleased Premises or any part thereof except in accordance with the applicable provisions of the Lease.

          9.   Landlord and Sublessor hereby agree to supplement and amend the
Lease as follows:

     (a)  If Sublessor shall hold over after the expiration of the term of the
          Lease, then irrespective of whether or not Landlord accepts rent from
          Sublessor for a period beyond the expiration of the term of the Lease, the parties hereby agree that Sublessor's (or anyone claiming through or under Sublessor, including Subtenant's) occupancy of all or any portion of the demised premises after the expiration of the term shall be shall be as an unpermitted holdover tenant, which holdover tenancy shall be upon all of the terms set forth in the Lease except those that are inapplicable by their nature and except that Sublessor shall pay to Landlord on the first day of each month of the holdover period as fixed annual rent, an amount equal to two (2) times (the
          "MULTIPLIER") the higher of: (i) one-twelfth of the sum of the fixed annual rent and additional rent (i.e., Tax Payment and Expense

World Travel Partners I, LLC
Health Benefits Direct Corporation

          Payment) payable by Sublessor during the last year of the term of the
          Lease (i.e., the year immediately prior to the holdover period) or
          (ii) an amount equal to the then market rental value for the demised premises as determined by Landlord in good faith and as set forth in a notice to Tenant; provided, that, for the first ninety (90) days of
          Sublessor's holdover, the Multiplier shall be one and one-half (1 1/2)
          times. Further, Landlord shall not be required to perform any work, furnish any materials or make any repairs within the demised premises during the holdover period. It is further stipulated and agreed that if Landlord shall, at any time after the expiration of the original term or after the expiration of any term created thereafter, proceed to remove Sublessor from the demised premises as a holdover, the rent for the use and occupancy of the demised premises during any holdover period shall be calculated in the same manner as set forth above. In addition to the foregoing, Landlord shall be entitled to recover from
          Sublessor any losses or damages arising from such holdover as provided in subsection (c) below.

     (b)  Notwithstanding anything to the contrary contained in the lease and this letter agreement and consent, the acceptance of any rent paid by
          Sublessor pursuant to subsection (a) above shall not preclude Landlord from commencing and prosecuting a holdover or summary eviction proceeding, and the preceding sentence shall be deemed to be an
          "agreement expressly providing otherwise" within the meaning of
          Section 232-c of the Real Property Law of the State of New York.

     (c)  If Sublessor (or anyone claiming through or under Sublessor, including
          Subtenant) shall hold-over or remain in possession of any portion of the demised premises beyond the expiration of the term of the Lease,
          Sublessor shall be subject not only to summary proceeding and all damages related thereto, but also to any damages arising out of any lost opportunities (and/or new leases) by Landlord to re-let the demised premises (or any part thereof). All damages to Landlord by reason of such holding over by Sublessor may be the subject of a separate action and need not be asserted by Landlord in any summary proceedings against Sublessor.

          10.  With respect to any dispute arising under this letter agreement or the Sublease, whether or not such dispute is economic in nature, but in all events relating solely to Subtenant's obligations under this letter agreement and the Sublease (including, but not limited to Subtenant's obligation to deliver possession of the Subleased Premises at the end of the term of the
Sublease or on such earlier date that the Sublease may be terminated pursuant to the terms thereof or at law), Subtenant hereby agrees that the Federal and/or
State courts of the State of New York shall have jurisdiction over any dispute.

World Travel Partners I, LLC
Health Benefits Direct Corporation

          11.  Subtenant hereby irrevocably and unconditionally waives its right to a jury trial in any cause of action arising out of, or relating to, this letter agreement and consent.

          12.  Sublessor acknowledges and agrees to pay to Landlord all amounts, if any, that Landlord is entitled to receive pursuant to the assignment and subletting provisions of the Lease in connection with the Sublease, including, without limitation, Landlord's reasonable out-of-pocket fees and disbursements incurred in connection with and related to the preparation and execution of this letter agreement and consent, and Landlord's share of sublease profits, if any, pursuant to the Lease.

          13.  If Sublessor or Subtenant violates any of the terms of this letter agreement, or if any representation by Sublessor or Subtenant in this letter agreement and consent is untrue in any material respect, or if Subtenant takes any action which would constitute a default beyond applicable notice and cure periods under the Lease, then Landlord may declare the Lease to be in default and avail itself of all remedies provided at law or equity or in the
Lease with respect to defaults.

          14.  Subtenant shall indemnify Landlord against, and hold it harmless from any and all losses, costs, expenses, claims and liabilities, including, without limitation, reasonable attorneys' fees and disbursements, arising from the use, occupancy, conduct or management of the Subleased Premises by
Subtenant, any assignee or subtenant of Subtenant or any of their respective agents, employees, contractors, representatives, invitees or visitors, or any of said parties business activities therein. If any proceeding is brought against
Landlord by reason of any such claim, Subtenant shall be responsible for
Landlord's costs and expenses (including, without limitation, reasonable attorneys' fees and disbursements) incurred in connection therewith. If any action or proceeding is brought against Landlord by reason of any such claim,
Subtenant, upon written notice from Landlord, shall, at Subtenant's sole cost and expense, resist or defend such action or proceeding using counsel reasonably approved by Landlord, but may not settle any such claim without Landlord's prior written approval unless the effect thereof is to absolve or release Landlord of or from all liability or obligation for any such claim without any payment, performance or admission of liability or fault required from Landlord. The provisions of this paragraph shall survive the expiration or earlier termination of the term of the Sublease or the Lease. The indemnity and any right granted to
Landlord pursuant to this paragraph shall be in addition to, and not in limitation of, Landlord's rights under the Lease, including, without limitation, any indemnification obligations of Sublessor.

          15.  Each of Sublessor and Subtenant represents and warrants to
Landlord it has not dealt with any broker in connection with the Sublease or this letter agreement and consent other than Murray Hill Properties, LLC "MHP"
Commercial Brokerage Services and Rakow Commercial Realty Group, Inc.
(collectively, "BROKERS" and that, to the best of its knowledge and belief, no other broker, finder or like entity procured or negotiated the Lease or this letter agreement and consent or is entitled to any fee or commission in

World Travel Partners I, LLC
Health Benefits Direct Corporation

connection therewith or herewith. Each of Sublessor and Subtenant shall indemnify, defend, protect and hold Landlord harmless from and against any and all losses, liabilities, damages, claims, judgments, fines, suits, demands, costs, interest and expenses of any kind or nature (including reasonable attorneys' fees and disbursements) incurred in connection with any claim, proceeding or judgment and the defense thereof which Landlord may incur by reason of any claim of or liability to any broker, finder or like agent
(including Brokers) arising out of any dealings claimed to have occurred between the indemnifying party and the claimant in connection with the Sublease or this letter agreement and consent, or the above representation being false.

          16.  Except as herein expressly modified, the Lease is hereby ratified in all respects.

          17.  This letter agreement and consent may be executed in one or more counterparts, each of which shall be deemed an original and all of which, when taken together, shall constitute a single agreement.

          18.  The Lease and this letter agreement and consent constitute the entire agreement of the parties with respect to Landlord's consent to the
Sublease. This letter agreement and consent may not be changed except in writing signed by the party to be charged.

          19.  All statements, notices, and other communications given pursuant to this letter agreement and consent must be in writing and must be delivered in the manner required under the Lease, addressed to the parties at their addresses set forth in the Lease, or, if to Subtenant, at the address set forth in the
Sublease, or at such other address as any party may designate upon not less than ten (10) days prior notice given in accordance with this paragraph.

          20.  This letter agreement and consent shall be construed and governed by New York law.

          21.  Sublessor and Landlord hereby acknowledge that as of the date hereof, the Lease is in full force and effect and that the expiration of the
Lease is December 31, 2010 unless earlier terminated pursuant to the terms thereof.

      [Remainder of Page Intentionally Left Blank; Signature Page Follows]

World Travel Partners I, LLC
Health Benefits Direct Corporation

          If this letter agreement and consent accurately reflects your understanding and agreement as to the matters hereinabove set forth, please sign this letter agreement and consent where indicated below and return four (4)
executed copies to the undersigned.

                                       Very truly yours,

                                       1120 AVENUE OF THE AMERICAS, LLC

                                       By:  Edison Investment Advisors, LLC,
                                               a Manager

                                       By:  /s/ Andrew K. Gottesman
                                           ----------------------------------
                                            Name: Andrew K. Gottesman
                                            Title:   Manager

Accepted and Agreed:

WORLD TRAVEL PARTNERS I, LLC,
a Georgia limited liability company

By: /s/ Mark W. Judson
    -------------------------------------------------
    Name:  Mark W. Judson
    Title: Senior Vice President, Administration

HEALTH BENEFITS DIRECT CORPORATION,
a Delaware corporation

By: /s/ Scott Frohman
    -------------------------------------------------
    Name:  Scott Frohman
    Title: CEO